UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (date of earliest event reported): May 7, 2007
                                                            -----------

                              MINDEN BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       United States                     000-49882               13-4203146
--------------------------------------------------------------------------------
(State or other jurisdiction of      (Commission file          (IRS employer
        incorporation)                    number)            identification no.)

 100 MBL Bank Drive, Minden, Louisiana                             71055
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip code)


      Registrant's telephone number, including area code:   (318) 377-0523
                                                            --------------

                    415 Main Street, Minden, Louisiana 71055
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  Results of Operations and Financial Condition.
           ---------------------------------------------

         On May 7, 2007, Minden Bancorp, Inc. (the "Company") reported its results of operation for the first quarter ended March 31, 2007.

         For additional information, reference is made to the Company's press release dated May 7, 2007 which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed "filed" for any purpose.

ITEM 9.01  Results of Operations and Financial Condition
           ---------------------------------------------

           (a)      Not applicable.
           (b)      Not applicable.
           (c)      Exhibits

                    The following exhibit is filed herewith.

           Exhibit Number                     Description
           --------------                     -----------

                99.1                Press Release dated May 7, 2007

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       MINDEN BANCORP, INC.



Date: May 7, 2007                      By: /s/ Becky T. Harrell
                                           -------------------------------------
                                           Becky T. Harrell
                                           Treasurer and Chief Financial Officer



                                       3